UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8081

Name of Fund:  MuniHoldings Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ,
08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/04

Date of reporting period: 05/01/03 - 10/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniHoldings Fund, Inc.


Semi-Annual Report
October 31, 2003


MuniHoldings Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniHoldings Fund, Inc.


The Benefits and Risks of Leveraging


MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock.
However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of October 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 5.19%.



Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



A Letter From the President


Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of October, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.24% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended October 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its comparable Lipper category for the period and was effectively able to enhance yield while preserving net asset value in a volatile interest rate environment.


Describe the market environment relative to municipal bonds during the period.

At the end of October, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury securities, substantially exceeding their historical average of 85% - 88%. Considering their tax-free status, this made long-term municipal bonds an attractive investment alternative during the past six months.

Long-term U.S. Treasury bond yields moved higher over the period, supported by generally stronger economic activity. Gross domestic product growth in the third quarter of 2003 was revised to 8.2%, the fastest rate seen in more than 20 years and well above the 1.4% registered in the first quarter of the year. Also responding to the overall more positive financial environment, the Standard & Poor's 500 Index rose almost 15% during the period, putting considerable pressure on interest rates. Long-term U.S. Treasury bond yields stood at 5.13% at the end of October 2003, an increase of 37 basis points (.37%) over the past six months.

Tax-exempt bond yields generally followed their taxable counterparts higher during the period. As reported by Municipal Market Data, Aaa-rated issues maturing in 30 years rose approximately 20 basis points over the six months to 4.82%. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, increased
15 basis points to 5.24% over the same period. With tax-exempt money market rates below 1% and generally low municipal bond yields, many investors opted to move further out on the municipal yield curve to generate the desired level of tax-exempt income. This maturity extension has supported the strong demand and performance shown by tax-exempt products in recent months.

The municipal market's outperformance of the U.S. Treasury market during the period has been especially impressive given the dramatic increase in new bond issuance. Historically low interest rates over the past year have been used by state and local governments as an opportunity to finance existing infrastructure needs and refinance outstanding, higher-couponed issues. During the past 12 months, municipalities issued nearly $400 billion in new securities, an increase of more than 12% compared to last year's issuance. More recently, new municipal bond issuance has slowed largely in response to the recent rise in tax-exempt bond yields. Over the past three months, less than $90 billion in long-term tax-exempt bonds was under-written, a decline of nearly 10% versus the same three months of 2002. This recent decline in supply has helped support the tax-exempt market's positive technical position and recent performance.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended October 31, 2003, the Common Stock of MuniHoldings Fund, Inc. had a net annualized yield of 6.99%, based on a period-end per share net asset value of $15.50 and $.546 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.70%, based on a change in per share net asset value from $15.07 to $15.50, and assuming reinvestment of $.544 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the Fund's Auction Market Preferred Stock had an average yield of .86% for Series A and ..84% for Series B.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

The Fund's return, based on net asset value, significantly outperformed its comparable Lipper category of General Municipal Debt Funds (Leveraged), which had an average return of +2.68% for the six-month period ended October 31, 2003. The Fund's strong relative performance is attributed to our focus on yield. During the period, we increased the portfolio's exposure to the high-yield portion of the market, that being credit spreads. Municipal credit spreads tightened significantly over the past six months, and this shift helped enhance the Fund's yield and total return.


What changes were made to the portfolio during the period?

At the beginning of the period, we increased our exposure to corporate-backed bonds in the tax-exempt market. These included utility companies, such as TXU Electric Company, CenterPoint Energy, Inc., Tucson Electric Power, Public Service New Mexico and Tampa Electric Company, as well as paper companies and airline credits. These purchases increased the Fund's competitive yield and positioned the portfolio to perform well in the event of narrowing credit spreads. Later in the period, we began reducing the Fund's exposure to these credits as they rallied considerably more than the general municipal market.

During the period, the Fund's borrowing costs remained in the ..85% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, have generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

Our primary focus is to maintain the portfolio's current yield and protect the Fund's net asset value should interest rates rise in the future. We expect the economy to slowly gain strength over the next several quarters, pushing interest rates slightly higher. Under this scenario, credit spreads should continue to narrow as corporate earnings grow.


Robert A. DiMella
Vice President and Portfolio Manager


December 1, 2003



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003


Proxy Results

During the six-month period ended October 31, 2003, MuniHoldings
Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2003. A description of the proposal and number of shares voted are as follows:


                                                                              Shares Voted   Shares Withheld
                                                                                  For          From Voting
1. To elect the Fund's Directors:            Terry K. Glenn                    12,926,610        376,613
                                             Ronald W. Forbes                  12,935,981        367,242
                                             Cynthia A. Montgomery             12,297,056        376,167
                                             Kevin A. Ryan                     12,912,327        390,896
                                             Roscoe S. Suddarth                12,918,598        387,625
                                             Edward D. Zinbarg                 12,918,664        384,559



During the six-month period ended October 31, 2003, MuniHoldings
Fund, Inc.'s Preferred Stock shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2003. A description of the proposal and number of shares voted are as follows:


                                                                              Shares Voted   Shares Withheld
                                                                                  For          From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn, Ronald W. Forbes,
   Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth,
   Richard R. West and Edward D. Zinbarg                                           3,154             4




MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Quality Profile


The quality ratings of securities in the Fund as of October 31, 2003 were as follows:

                                    Percent of
                                      Total
S&P Rating/Moody's Rating          Investments

AAA/Aaa                                21.7%
AA/Aa                                   8.1
A/A                                    11.9
BBB/Baa                                26.7
BB/Ba                                   5.1
B/B                                     1.5
CCC/Caa                                 1.0
NR (Not Rated)                          5.4
Other++                                18.6

++Temporary investments in short-term variable rate municipal securities.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Schedule of Investments                                                                                      (In Thousands)
                   S&P       Moody's    Face
State              Ratings   Ratings   Amount  Municipal Bonds                                                     Value
Alabama--0.9%      BBB        NR*     $ 1,750  Camden, Alabama, IDB, Exempt Facilities Revenue Bonds
                                               (Weyerhaeuser Company), Series A, 6.125% due 12/01/2024            $   1,832

Arizona--2.1%      BB+        Ba1       1,200  Maricopa County, Arizona, Pollution Control Corporation,
                                               PCR, Refunding (El Paso Electric Company Project), Series A,
                                               6.25% due 5/01/2037                                                    1,245
                   NR*        Caa3      3,000  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                               Bonds (America West Airlines Inc. Project), AMT, 6.30% due
                                               4/01/2023                                                              2,315
                   NR*        NR*         835  Show Low, Arizona, Improvement District No. 5, Special
                                               Assessment Bonds, 6.375% due 1/01/2015                                   874

California--16.3%                              Agua Caliente Band of Cahuilla Indians, California, Casino
                                               Revenue Bonds:
                   NR*        NR*         810     4.60% due 7/01/2008                                                   810
                   NR*        NR*         875     5.60% due 7/01/2013                                                   878
                   A1+        VMIG1++   3,000  California State Department of Water Resources, Power Supply
                                               Revenue Bonds, VRDN, Series B-1, 1.05% due 5/01/2022 (g)               3,000
                   BBB        A3        3,900  California State, GO, Refunding, 5.25% due 2/01/2033                   3,837
                   BBB        A3        2,000  California State, Various Purpose, GO, 5.25% due 11/01/2021            2,039
                   A-         A3        3,870  California Statewide Communities Development Authority, Health
                                               Facility Revenue Bonds (Memorial Health Services), Series A,
                                               6% due 10/01/2023                                                      4,092
                   A-         A2        3,000  Chula Vista, California, IDR, Refunding (San Diego Gas &
                                               Electric Co.), AMT, Series A, 6.75% due 3/01/2023                      3,026
                                               Golden State Tobacco Securitization Corporation of California,
                                               Tobacco Settlement Revenue Bonds:
                   BBB        Baa2      1,165     Series A-3, 7.875% due 6/01/2042                                    1,197
                   BBB-       Baa1      3,000     Series B, 5.75% due 6/01/2021                                       3,149
                   BBB-       Baa1      5,060     Series B, 5.50% due 6/01/2043                                       4,803
                                               Montebello, California, Unified School District, GO (b):
                   AAA        Aaa       2,405     5.61%** due 8/01/2022                                                 904
                   AAA        Aaa       2,455     5.61%** due 8/01/2023                                                 859
                                               Sacramento County, California, Sanitation District, Financing
                                               Authority Revenue Refunding Bonds:
                   AA         Aa3       3,950     RIB, Series 366, 10.422% due 12/01/2027 (f)                         4,634
                   AA         Aa3       1,550     Series A, 5.875% due 12/01/2027                                     1,684

Colorado--4.6%     NR*        NR*       2,645  Elk Valley, Colorado, Public Improvement Revenue Bonds
                                               (Public Improvement Fee), Series A, 7.35% due 9/01/2031                2,710
                   AA         NR*       3,000  Interlocken, Colorado, GO, Refunding (Metropolitan District),
                                               Series A, 5.75% due 12/15/2019 (c)                                     3,210
                   A1         VMIG1++   2,100  Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                               VRDN, 1.10% due 5/01/2013 (a)(g)                                       2,100
                   BB+        Ba1       1,840  Northwest Parkway, Colorado, Public Highway Authority Revenue
                                               Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                  1,871

Connecticut--1.3%  NR*        NR*       2,735  Connecticut State Development Authority, IDR (AFCO Cargo
                                               BDL-LLC Project), AMT, 8% due 4/01/2030                                2,839



Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                   S&P       Moody's    Face
State              Ratings   Ratings   Amount  Municipal Bonds                                                     Value
Florida--4.7%      NR*        NR*     $   350  Bonnet Creek Resort, Florida, Community Development
                                               District, Special Assessment Revenue Bonds, 7.50%
                                               due 5/01/2034                                                      $     366
                   BBB-       Baa1      2,520  Hillsborough County, Florida, IDA, PCR, Refunding
                                               (Tampa Electric Company Project), 5.10% due 10/01/2013                 2,493
                   A-         A2        4,725  Orange County, Florida, Health Facilities Authority,
                                               Hospital Revenue Bonds (Orlando Regional Healthcare), 6%
                                               due 12/01/2028                                                         4,957
                   NR*        NR*       1,000  Orlando, Florida, Urban Community Development District,
                                               Capital Improvement Special Assessment Bonds, Series A, 6.95%
                                               due 5/01/2033                                                          1,043
                   NR*        NR*       1,400  Palm Beach County, Florida, HFA, M/F Housing Revenue Bonds
                                               (Lake Delray Apartment Project), AMT, Series A, 6.40% due
                                               1/01/2031                                                              1,273

Georgia--0.8%      NR*        NR*       1,750  Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                               Station Project), 7.90% due 12/01/2024                                 1,800

Idaho--1.3%        BB+        Ba3       3,000  Power County, Idaho, Industrial Development Corporation,
                                               Solid Waste Disposal Revenue Bonds (FMC Corporation Project),
                                               AMT, 6.45% due 8/01/2032                                               2,800

Illinois--2.8%     NR*        B2          815  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project), 8%
                                               due 10/01/2016                                                           853
                   NR*        NR*       1,200  Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                               6.75% due 12/01/2032                                                   1,191
                   AA         Aa2       4,000  Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT,
                                               Sub-Series C-2, 5.35% due 2/01/2027                                    4,046

Indiana--2.4%      NR*        NR*       8,985  Allen County, Indiana, Redevelopment District Tax Increment
                                               Revenue Bonds (General Motors Development Area), 7%** due
                                               11/15/2013                                                             5,079

Louisiana--0.4%    NR*        NR*         800  Hodge, Louisiana, Utility Revenue Bonds (Stone Container
                                               Corporation), AMT, 9% due 3/01/2010                                      822

Maryland--4.0%     NR*        NR*       1,875  Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                               (Arundel Mills Project), 7.10% due 7/01/2029                           2,026
                                               Maryland State Economic Development Corporation, Student Housing
                                               Revenue Bonds (University of Maryland College Park Project):
                   NR*        Baa3      1,760     6% due 6/01/2021                                                    1,839
                   NR*        Baa3      1,700     6.50% due 6/01/2027                                                 1,820
                   NR*        NR*       2,750  Maryland State Energy Financing Administration, Limited
                                               Obligation Revenue Bonds (Cogeneration-AES Warrior Run), AMT,
                                               7.40% due 9/01/2019                                                    2,787

Massachusetts--    BB+        NR*       1,000  Massachusetts State Development Finance Agency Revenue Refunding
0.3%                                           Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                   750

Michigan--2.3%     BBB        Baa2      3,505  Delta County, Michigan, Economic Development Corporation,
                                               Environmental Improvement Revenue Refunding Bonds (Mead
                                               Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                      3,633
                   BBB-       Baa3      1,400  Flint, Michigan, Hospital Building Authority Revenue
                                               Refunding Bonds (Hurley Medical Center), 6% due 7/01/2020              1,303

Minnesota--1.7%    A-         NR*       3,500  Minneapolis, Minnesota, Community Development Agency, Supported
                                               Development Revenue Refunding Bonds, Series G-3, 5.45% due
                                               12/01/2031                                                             3,599

Mississippi--      BBB-       Ba1       7,675  Claiborne County, Mississippi, PCR, Refunding (System Energy
5.0%                                           Resources Inc. Project), 6.20% due 2/01/2026                           7,675
                   BBB-       Ba1       3,000  Mississippi Business Finance Corporation, Mississippi, PCR,
                                               Refunding (System Energy Resources Inc. Project), 5.90% due
                                               5/01/2022                                                              2,990

Missouri--1.7%     NR*        NR*       2,000  Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                               Bonds (Gravois Bluffs), 7% due 10/01/2021                              2,150
                   BBB+       Baa1      1,400  Missouri State Development Finance Board, Infrastructure
                                               Facilities Revenue Bonds (Branson), Series A, 5.50% due
                                               12/01/2032                                                             1,403

Nevada--1.4%       AAA        Aaa       3,000  Clark County, Nevada, IDR (Power Company Project), AMT,
                                               Series A, 6.70% due 6/01/2022 (b)                                      3,096

New Jersey--11.2%                              New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                   NR*        NR*       1,475     (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031           1,499
                   NR*        NR*       3,600     (Seabrook Village Inc.), 8.25% due 11/15/2030                       3,759
                                               New Jersey EDA, Special Facility Revenue Bonds (Continental
                                               Airlines Inc. Project), AMT:
                   B          Caa2      1,000     6.625% due 9/15/2012                                                  942
                   B          Caa2      1,250     6.25% due 9/15/2029                                                 1,063



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                   S&P       Moody's    Face
State              Ratings   Ratings   Amount  Municipal Bonds                                                     Value
New Jersey                                     New Jersey Health Care Facilities Financing Authority
(concluded)                                    Revenue Bonds:
                   BB+        NR*     $ 1,625     (Pascack Valley Hospital Association), 6.625% due
                                               7/01/2036                                                          $   1,628
                   NR*        Baa1      3,325     (South Jersey Hospital), 6% due 7/01/2026                           3,401
                   AA-        Aa3       3,300  New Jersey State Transportation Trust Fund Authority,
                                               Transportation System Revenue Bonds, Series C, 5.50%
                                               due 6/15/2015                                                          3,684
                   AAA        Aaa       4,425  Salem County, New Jersey, Industrial Pollution Control
                                               Financing Authority, Revenue Refunding Bonds (Public Service
                                               Electric & Gas), RIB, Series 380, 11.17% due 6/01/2031 (f)(h)          4,836
                   BBB        Baa2      3,455  Tobacco Settlement Financing Corporation of New Jersey Revenue
                                               Bonds, 7% due 6/01/2041                                                3,239

New Mexico--1.5%   BBB-       Baa3      2,000  Farmington, New Mexico, PCR, Refunding (Public Service
                                               Company-San Juan Project), Series A, 6.30% due 12/01/2016              2,079
                   AAA        Aaa       1,000  Los Alamos County, New Mexico, Utility System Revenue Refunding
                                               Bonds, Series A, 6% due 7/01/2015 (e)                                  1,050

New York--18.2%    NR*        NR*         535  New York City, New York, City IDA, Civic Facility Revenue Bonds,
                                               Series C, 6.80% due 6/01/2028                                            553
                   BB+        Ba2       1,110  New York City, New York, City IDA, Special Facility Revenue
                                               Bonds (British Airways PLC Project), AMT, 7.625% due 12/01/2032        1,091
                   AAA        Aaa       6,000  New York City, New York, City Municipal Water Finance Authority,
                                               Water and Sewer System Revenue Bonds, RITR, Series 11, 10.27%
                                               due 6/15/2026 (e)(f)                                                   7,330
                   AAA        Aaa      11,000  New York City, New York, GO, Refunding, Series G, 5.75% due
                                               2/01/2014 (b)                                                         11,966
                   AAA        Aaa      10,000  New York City, New York, GO, Series F, 6% due 8/01/2016 (h)           11,092
                                               Tobacco Settlement Financing Corporation of New York, Revenue
                                               Bonds, Series A-1:
                   AA-        NR*       1,400     5.50% due 6/01/2014                                                 1,495
                   AA-        NR*       3,150     5.50% due 6/01/2018                                                 3,331
                   NR*        NR*       2,080  Westchester County, New York, IDA, Continuing Care Retirement,
                                               Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                               6.50% due 1/01/2034                                                    2,060

Oklahoma--0.8%                                 Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding
                                               Bonds (AMR Corporation), AMT, Series A:
                   B-         Caa2        570     5.80% due 6/01/2035                                                   547
                   B-         Caa2      1,425     5.375% due 12/01/2035                                               1,242

Oregon--1.0%       NR*        NR*       2,050  Western Generation Agency, Oregon, Cogeneration Project
                                               Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                               7.40% due 1/01/2016                                                    2,104

Pennsylvania--     A1+        VMIG1++   3,700  Geisinger Authority, Pennsylvania, Health System Revenue
10.4%                                          Refunding Bonds (Geisinger Health Systems), VRDN, 1.10%
                                               due 8/01/2028 (g)                                                      3,700
                                               Pennsylvania Economic Development Financing Authority, Exempt
                                               Facilities Revenue Bonds (National Gypsum Company), AMT:
                   NR*        NR*       2,750     Series A, 6.25% due 11/01/2027                                      2,740
                   NR*        NR*       6,000     Series B, 6.125% due 11/01/2027                                     5,893
                   NR*        NR*         725  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                               Development, 7.75% due 12/01/2017                                        735
                   NR*        NR*       4,000  Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                               Commercial Development (Days Inn), Series B, 6.50% due 10/01/2027      3,898
                                               Philadelphia, Pennsylvania, Authority for Industrial
                                               Development, Senior Living Revenue Bonds:
                   NR*        Baa2      1,105     (Arbor House Inc. Project), Series E, 6.10% due 7/01/2033           1,058
                   NR*        Baa2      1,245     (Saligman House Project), Series C, 6.10% due 7/01/2033             1,192
                   A-         NR*       2,900  Sayre, Pennsylvania, Health Care Facilities Authority
                                               Revenue Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031        2,960
Rhode Island--                                 Rhode Island State Health and Educational Building Corporation,
1.4%                                           Hospital Financing Revenue Bonds (Lifespan Obligation Group):
                   BBB        Baa2      1,500     6.375% due 8/15/2021                                                1,547
                   BBB        Baa2      1,460     6.50% due 8/15/2032                                                 1,485



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                   S&P       Moody's    Face
State              Ratings   Ratings   Amount  Municipal Bonds                                                     Value
South Carolina--   BBB+       Baa2    $ 3,020  Medical University, South Carolina, Hospital Authority,
3.1%                                           Hospital Facilities Revenue Refunding Bonds, Series A,
                                               6.375% due 8/15/2027                                               $   3,132
                                               Tobacco Settlement Revenue Management Authority of South
                                               Carolina, Tobacco Settlement Revenue Bonds, Series B:
                   BBB        Baa2      2,300     6.375% due 5/15/2028                                                2,023
                   BBB        Baa2      1,775     6.375% due 5/15/2030                                                1,546

Tennessee--6.5%                                Hardeman County, Tennessee, Correctional Facilities Corporation
                                               Revenue Bonds:
                   NR*        NR*         680     7% due 8/01/2004                                                      697
                   NR*        NR*       4,500     7.75% due 8/01/2017                                                 4,652
                   A-         Baa1      4,575  Shelby County, Tennessee, Health, Educational and Housing
                                               Facility Board, Hospital Revenue Refunding Bonds (Methodist
                                               Healthcare), 6.50% due 9/01/2026                                       4,944
                   NR*        Aa2       3,400  Tennessee Educational Loan Revenue Bonds (Educational Funding
                                               South Inc.), AMT, Senior Series B, 6.20% due 12/01/2021                3,557

Texas--22.0%       BBB-       Baa3      4,000  Austin, Texas, Convention Center Revenue Bonds (Convention
                                               Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028           4,225
                   A1+        VMIG1++   4,300  Bell County, Texas, Health Facilities Development Corporation,
                                               Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                               Series 2001-1, 1.10% due 8/15/2031 (g)(h)                              4,300
                                               Brazos River Authority, Texas, PCR, Refunding:
                   BBB        Baa2      1,000     (TXU Electric Company Project), Series B, 4.75% due 5/01/2029       1,047
                   BBB        Baa2      1,300     (TXU Energy Company LLC Project), AMT, Series C, 6.75% due
                                                  10/01/2038                                                          1,355
                   BBB-       Ba1       2,340  Brazos River Authority, Texas, Revenue Refunding Bonds
                                               (Reliant Energy Inc. Project), Series B, 7.75% due 12/01/2018          2,532
                   A-         A3        3,875  Brazos River, Texas, Harbor Navigation District, Brazoria
                                               County Environmental Revenue Refunding Bonds (Dow Chemical
                                               Company Project), AMT, Series A-7, 6.625% due 5/15/2033                4,095
                   CCC        Caa2      1,355  Dallas-Fort Worth, Texas, International Airport Facility
                                               Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                               6% due 11/01/2014                                                        896
                   BBB        Baa2      2,315  Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding
                                               Bonds (International Paper Company), AMT, Series A, 6.10% due
                                               8/01/2024                                                              2,347
                   A1+        NR*         300  Harris County, Texas, Health Facilities Development Corporation
                                               Revenue Refunding Bonds (Methodist Hospital), VRDN, 1.10% due
                                               12/01/2032 (g)                                                           300
                   A1+        VMIG1++   1,200  Harris County, Texas, Industrial Development Corporation, Solid
                                               Waste Disposal Revenue Bonds (Exxon Project), VRDN, AMT, 1.10%
                                               due 4/01/2032 (g)                                                      1,200
                   A-         A3        3,000  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                               Semiconductor), AMT, 6.375% due 4/01/2027                              3,150
                   BBB-       Ba1       1,485  Matagorda County, Texas, Navigation District Number 1 Revenue
                                               Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029      1,612
                   BB         Ba3       1,425  Port Corpus Christi, Texas, Individual Development Corporation,
                                               Environmental Facilities Revenue Bonds (Citgo Petroleum
                                               Corporation Project), AMT, 8.25% due 11/01/2031                        1,459
                   BBB        Baa2      5,000  Port Corpus Christi, Texas, Revenue Refunding Bonds
                                               (Celanese Project), Series A, 6.45% due 11/01/2030                     5,229
                   AAA        Aaa       7,860  Texas State Department of Housing and Community Affairs,
                                               Residential Mortgage Revenue Bonds, AMT, Series A, 5.70% due
                                               1/01/2033 (d)                                                          8,412
                   AAA        Aaa       3,385  Texas State Department of Housing and Community Affairs,
                                               Residential Mortgage Revenue Refunding Bonds, AMT, Series B,
                                               5.25% due 7/01/2022 (d)                                                3,429
                   NR*        Baa3      1,500  Texas State Student Housing Corporation, Student Housing
                                               Revenue Bonds (Midwestern State University Project), 6.50%
                                               due 9/01/2034                                                          1,431

Utah--1.3%         A1         VMIG1++   2,700  Emery County, Utah, PCR, Refunding (Pacificorp Projects),
                                               VRDN, 1.10% due 11/01/2024 (a)(g)                                      2,700

Vermont--1.1%      BBB+       NR*       2,370  Vermont Educational and Health Buildings, Financing Agency
                                               Revenue Bonds (Developmental and Mental Health), Series A, 6%
                                               due 6/15/2017                                                          2,434

Virginia--8.4%     BBB+       A3        1,150  Chesterfield County, Virginia, IDA, PCR (Virginia Electric and
                                               Power Company), Series A, 5.875% due 6/01/2017                         1,222
                   AAA        Aaa       7,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                               Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                7,961
                   BBB-       Baa3      1,450  Mecklenburg County, Virginia, IDA, Exempt Facility Revenue
                                               Refunding Bonds (UAE LP Project), 6.50% due 10/15/2017                 1,474



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)
                   S&P       Moody's    Face
State              Ratings   Ratings   Amount  Municipal Bonds                                                     Value
Virginia                                       Pocahontas Parkway Association, Virginia, Toll Road
(concluded)                                    Revenue Bonds:
                   NR*        Ba1     $ 5,600     First Tier, Sub-Series C, 6.25%** due 8/15/2028                 $     284
                   NR*        Ba1       5,700     First Tier, Sub-Series C, 6.25%** due 8/15/2029                       257
                   BB         NR*         750     Senior-Series A, 5.50%** due 8/15/2028                                579
                   BB         NR*       1,500     Senior-Series B, 8.40%** due 8/15/2029                                192
                   BB         NR*         300     Senior-Series B, 8.80%** due 8/15/2030                                 35
                   AAA        Aaa       5,730  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                               Series J, Sub-Series J-1, 5.20% due 7/01/2019 (h)                      5,920

Washington--1.4%   NR*        NR*       1,700  Port Seattle, Washington, Special Facilities Revenue Bonds
                                               (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                 1,587
                   NR*        NR*       1,425  Seattle, Washington, Housing Authority, Housing Revenue
                                               Bonds (Replacement Housing Project), 6.125% due 12/01/2032             1,403

West Virginia--    B+         Ba3       1,000  Princeton, West Virginia, Hospital Revenue Refunding Bonds
0.4%                                           (Community Hospital Association Inc. Project), 6% due 5/01/2019          773

Wisconsin--2.2%    AAA        Aaa       2,000  Evansville, Wisconsin, Community School District, GO, Refunding,
                                               5.50% due 4/01/2020 (b)                                                2,179
                                               Wisconsin State Health and Educational Facilities Authority
                                               Revenue Bonds:
                   NR*        NR*         825     (New Castle Place Project), Series A, 7% due 12/01/2031               822
                   BBB+       NR*       1,755     (Synergyhealth Inc.), 6% due 11/15/2032                             1,757

Wyoming--1.4%      BB+        Ba3       3,000  Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                               (FMC Corporation Project), AMT, Series B, 6.90% due 9/01/2024          2,970

Virgin Islands--   BBB-       Baa3      4,650  Virgin Islands Government Refinery Facilities Revenue Bonds
2.2%                                           (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                      4,685

                                               Total Municipal Bonds (Cost--$307,550)--148.5%                       317,705



                                   Beneficial
                                     Interest  Short-Term Securities
                                            9  Merrill Lynch Institutional Tax-Exempt Fund (i)                            9

                                               Total Short-Term Securities (Cost--$9)--0.0%                               9

                   Total Investments  (Cost--$307,559)--148.5%                                                      317,714
                   Other Assets Less Liabilities--2.9%                                                                6,159
                   Preferred Stock, at Redemption Value--(51.4)%                                                  (110,000)
                                                                                                                  ---------
                   Net Assets Applicable to Common Stock--100.0%                                                  $ 213,873
                                                                                                                  =========

(a)AMBAC Insured.

(b)FGIC Insured.

(c)Radian Insured.

(d)FNMA/GNMA Collateralized.

(e)FSA Insured.

(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

(h)MBIA Insured.

(i)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                              (in Thousands)

                                       Net          Dividend
Affiliate                            Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                      (3,200)           $2

*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Statement of Net Assets

As of October 31, 2003
Assets

               Investments, at value (identified cost--$307,558,806)                                        $   317,714,454
               Cash                                                                                                  26,196
               Receivables:
                 Interest                                                                 $     5,801,329
                 Securities sold                                                                2,655,146         8,456,475
                                                                                          ---------------
               Prepaid expenses                                                                                       1,645
                                                                                                            ---------------
               Total assets                                                                                     326,198,770
                                                                                                            ---------------

Liabilities

               Payables:
                 Securities purchased                                                           2,037,600
                 Investment adviser                                                               169,735
                 Dividends to Common Stock shareholders                                           101,286
                 Other affiliates                                                                   6,872         2,315,493
                                                                                          ---------------
               Accrued expenses and other liabilities                                                                10,210
                                                                                                            ---------------
               Total liabilities                                                                                  2,325,703
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, at redemption value, par value $.10 per share
               (2,200 Series A shares and 2,200 Series B shares of AMPS* issued
               and outstanding at $25,000 per share liquidation preference)                                     110,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   213,873,067
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (13,795,227 shares issued and
               outstanding)                                                                                  $    1,379,523
               Paid-in capital in excess of par                                                                 204,148,463
               Undistributed investment income--net                                       $     5,295,109
               Accumulated realized capital losses on investments--net                        (7,105,676)
               Unrealized appreciation on investments--net                                     10,155,648
                                                                                          ---------------
               Total accumulated earnings--net                                                                    8,345,081
                                                                                                            ---------------
               Total--Equivalent to $15.50 net asset value per share of Common Stock
               (market price--$15.00)                                                                       $   213,873,067
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Statement of Operations

For the Six Months Ended October 31, 2003
Investment Income

               Interest                                                                                     $    10,129,702
               Dividends from affiliates                                                                              1,541
                                                                                                            ---------------
               Total income                                                                                      10,131,243
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $       897,595
               Commission fees                                                                    140,123
               Accounting services                                                                 58,489
               Professional fees                                                                   32,008
               Transfer agent fees                                                                 25,876
               Printing and shareholder reports                                                    18,638
               Directors' fees and expenses                                                        17,791
               Listing fees                                                                        14,540
               Custodian fees                                                                       9,926
               Pricing fees                                                                         9,298
               Other                                                                               15,561
                                                                                          ---------------
               Total expenses before reimbursement                                              1,239,845
               Reimbursement of expenses                                                            (286)
                                                                                          ---------------
               Total expenses after reimbursement                                                                 1,239,559
                                                                                                            ---------------
               Investment income--net                                                                             8,891,684
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

               Realized gain on investments--net                                                                  1,766,829
               Change in unrealized appreciation on investments--net                                              3,235,159
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                             5,001,988
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                             (476,102)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    13,417,570
                                                                                                            ===============

See Notes to Financial Statements.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Statements of Changes in Net Assets
                                                                                           For the Six            For the
                                                                                           Months Ended          Year Ended
                                                                                           October 31,           April 30,
Increase (Decrease) in Net Assets:                                                             2003                 2003
Operations

               Investment income--net                                                     $     8,891,684   $    17,213,749
               Realized gain on investments--net                                                1,766,829         2,818,349
               Change in unrealized appreciation on investments--net                            3,235,159         2,755,933
               Dividends to Preferred Stock shareholders                                        (476,102)       (1,358,346)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            13,417,570        21,429,685
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

               Investment income--net                                                         (7,504,603)      (13,560,708)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to Common Stock
               shareholders                                                                   (7,504,603)      (13,560,708)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase in net assets applicable to Common Stock                          5,912,967         7,868,977
               Beginning of period                                                            207,960,100       200,091,123
                                                                                          ---------------   ---------------
               End of period*                                                             $   213,873,067   $   207,960,100
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $     5,295,109   $     4,384,130
                                                                                          ===============   ===============

See Notes to Financial Statements.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             October 31,         For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2003        2003        2002       2001+++++     2000+++++
Per Share Operating Performance

               Net asset value, beginning of period          $    15.07   $    14.50   $    13.76   $    13.16   $    16.05
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .64++       1.25++         1.17         1.10         1.18
               Realized and unrealized gain (loss)
               on investments--net                                  .36          .40          .66          .65       (2.66)
               Dividends and distributions to Preferred
               Stock shareholders:
                 Investment income--net                           (.03)        (.10)        (.16)        (.32)        (.26)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.04)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .97         1.55         1.67         1.43       (1.78)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to
               Common Stock shareholders:
                 Investment income--net                           (.54)        (.98)        (.93)        (.83)        (.94)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.17)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to
               Common Stock shareholders                          (.54)        (.98)        (.93)        (.83)       (1.11)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    15.50   $    15.07   $    14.50   $    13.76   $    13.16
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of period         $    15.00   $    14.43   $    13.38   $    13.18   $  12.5625
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on market price per share                 7.83%+++       15.75%        8.51%       12.09%     (10.47%)
                                                             ==========   ==========   ==========   ==========   ==========
               Based on net asset value per share              6.70%+++       11.54%       12.64%       11.71%     (10.89%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of reimbursement++++          1.15%*        1.18%        1.21%        1.27%        1.16%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses++++                                1.15%*        1.18%        1.21%        1.27%        1.16%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net++++                  8.27%*        8.40%        8.03%        8.08%        8.34%
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Stock
               shareholders                                       .44%*         .66%        1.08%        2.32%        1.83%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Stock
               shareholders                                      7.83%*        7.74%        6.95%        5.76%        6.51%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock++++

               Total expenses, net of reimbursement               .76%*         .77%         .78%         .80%         .74%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                     .76%*         .77%         .78%         .80%         .74%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                      5.44%*        5.47%        5.17%        5.10%        5.35%
                                                             ==========   ==========   ==========   ==========   ==========



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Financial Highlights (concluded)

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             October 31,         For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2003        2003        2002       2001+++++     2000+++++
Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders          .85%*        1.23%        1.96%        3.97%        3.27%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets applicable to Common Stock,
               end of period (in thousands)                  $  213,873   $  207,960   $  200,091   $  189,787   $  181,324
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of period
               (in thousands)                                $  110,000   $  110,000   $  110,000   $  110,000   $  110,000
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                23.12%       50.68%       62.94%       91.25%      137.69%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                     $    2,944   $    2,891   $    2,819   $    2,725   $    2,648
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

               Series A--Investment income--net              $      110   $      315   $      492   $    1,016   $      820
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      107   $      302   $      490   $      968   $      813
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

++Based on average shares outstanding.

++++Do not reflect the effect of dividends to Preferred Stock shareholders.

+++Aggregate total investment return.

+++++Certain prior year amounts have been reclassified to conform to current period presentation.

See Notes to Financial Statements.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended October 31, 2003, FAM reimbursed the Fund in the amount of $286.

For the six months ended October 31, 2003, the Fund reimbursed FAM $3,450 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2003 were $71,946,947 and $89,898,427, respectively.

Net realized gains for the six months ended October 31, 2003 and net unrealized gains as of October 31, 2003 were as follows:


                                        Realized         Unrealized
                                           Gains              Gains

Long-term investments             $    1,766,829     $   10,155,648
                                  --------------     --------------
Total                             $    1,766,829     $   10,155,648
                                  ==============     ==============


As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $10,321,141, of which $13,982,584 related to appreciated securities and $3,661,443 related to depreciated securities. The aggregate cost of investments at October 31, 2003 for Federal income tax purposes was $307,393,313.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2003 were as follows: Series A, ..729% and Series B, .67%.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $72,176 as commissions.


5. Capital Loss Carryforward:
On April 30, 2003, the Fund had a net capital loss carryforward of $8,747,456, of which $1,675,186 expires in 2008 and $7,072,270 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.092000 per share on November 26, 2003 to shareholders of record on November 14, 2003.




MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MHD



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIHOLDINGS FUND, INC., OCTOBER 31, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee").
The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Fund, Inc.


Date: December 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Fund, Inc.


Date: December 22, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund, Inc.


Date: December 22, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.